UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ____________________

FORM 8-K CURRENT REPORT _____________________

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2006

Wynn Resorts, Limited
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-98369	88-0494878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 3, 2006, Wynn Las Vegas, LLC (“WLV”), a wholly owned subsidiary of Wynn Resorts, Limited, entered into an amendment to its employment agreement with Andrew Pascal, the President and Chief Operating Officer of WLV. The amendment extends the term of Mr. Pascal's employment agreement from July 21, 2008 to November 7, 2009 and provides for an increase in base salary from $400,000 per year to $750,000 per year. All other terms of Mr. Pascal's employment agreement remain unchanged.

A copy of the amendment is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
	Number	Description

	10.1	First Amendment to Employment Agreement, dated as of February 3, 2006, between Wynn Las Vegas, LLC and Andrew Pascal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 9, 2006

Wynn Resorts, Limited

By: /s/ Marc Rubinstein

Marc Rubinstein

Senior Vice President and General

Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 9, 2006

WYNN LAS VEGAS, LLC

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By: /s/ Marc Rubinstein

Marc Rubinstein

Senior Vice President and General

Counsel

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